UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

TETRA Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24955 Interstate 45 North
The Woodlands, Texas		77380
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 367-1983

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	New York Stock Exchange
Preferred Share Purchase Right	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2023, the Board of Directors (the “Board”) of TETRA Technologies, Inc. (the “Company”) approved, subject to stockholder approval, the Company’s Second Amended and Restated 2018 Equity Incentive Plan (the “Amended Plan”), to increase the number of shares of the Company’s common stock authorized for issuance under the Amended Plan (including as awards of incentive stock options) by 4,500,000. After taking into account this increase and subject to adjustment as provided for in the Amended Plan, the total number of shares of the Company’s common stock available for issuance under the Amended Plan (including as awards of incentive stock options) is equal to 16,365,000, including awards made under the Company’s 2018 Equity Incentive Plan and its First Amended and Restated 2018 Equity Incentive Plan prior to the approval of the Amended Plan. On May 24, 2023, at the Company’s annual meeting of stockholders (the “Annual Meeting”), the stockholders approved the Amended Plan, and the Amended Plan became effective as of February 23, 2023 (the date of the Board’s approval of the Amended Plan).

A detailed summary of the material terms of the Amended Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting that was filed with the Securities and Exchange Commission on April 11, 2023 (the “Proxy Statement”) in the section entitled “Proposal No. 4: Approval of the Amendment and Restatement of our First Amended and Restated 2018 Equity Incentive Plan”, which description is incorporated in its entirety in this Item 5.02 by reference. The description is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in greater detail under Item 5.07 below, the Company held its Annual Meeting on May 24, 2023. At the Annual Meeting, upon the recommendation of the Board, the Company’s stockholders approved certain amendments to the Company’s Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”), including to (i) eliminate supermajority voting provisions, (ii) reflect new Delaware law provisions regarding officer exculpation, (iii) create a stockholder right to call for a special stockholder meeting and (iv) make certain administrative and clarifying changes.

The Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), which integrates the amendments to the Restated Certificate of Incorporation approved by the Company’s stockholders at the Annual Meeting, became effective immediately upon filing with the Secretary of State of the State of Delaware on May 24, 2023. A description of the Amended and Restated Certificate of Incorporation is provided in “Proposal No. 5 – Approval of the Amendment to the Company’s Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provisions,” “Proposal No. 6 – Approval of the Amendment to the Company’s Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation,” “Proposal No. 7 – Board Proposal Regarding the Approval of the Amendment to the Company’s Restated Certificate of Incorporation to Create Stockholder Right to Call for a Special Stockholder Meeting” and “Proposal No. 8 – Approval of Certain Additional, Non-Substantive Amendments to the Company’s Restated Certificate of Incorporation” of the Proxy Statement, which description and text are incorporated herein by reference. In connection with the foregoing, and as described in the Proxy Statement, which description is incorporated herein by reference, the Board approved and adopted the corresponding amendments (the “Corresponding Amendments”) to the Company’s Amended and Restated Bylaws.

The Board also approved and adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”) to, among other things, (i) reflect the Corresponding Amendments, (ii) reflect certain changes in law, including the amendment of Sections 141(k), 222 and 232 of the Delaware General Corporation Law and the adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended, (iii) update the procedures for calling a special meeting of stockholders, (iv) update the advance notice requirements for director nominations and stockholder proposals, (v) provide that the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or, if such court does not have jurisdiction, the United States District Court for the District of Delaware) is the sole and exclusive forum for certain legal actions or proceedings involving the Company and (vi) provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any complaint arising under the Securities Act of 1933, as amended. The Bylaws became effective immediately following the Amended and Restated Certificate of Incorporation becoming effective on May 24, 2023.

The foregoing description of the terms of the Amended and Restated Certificate of Incorporation and the descriptions incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by the full text of the Amended and Restated Certificate of Incorporation, which is filed herewith as Exhibit 3.1 and incorporated herein by reference. Additionally, the foregoing description of the terms of the Bylaws and the description incorporated by reference from the Proxy

Statement do not purport to be complete and are qualified in their entirety by the full text of the Bylaws, which is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

a)
The Annual Meeting was held on May 24, 2023.
b)
The following matters were voted upon by the stockholders of the Company at the Annual Meeting:

i.
Item 1 – the election of eight members to the Company’s Board of Directors;
ii.
Item 2 – the advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;
iii.
Item 3 – the advisory vote on the frequency of future advisory votes on executive compensation;
iv.
Item 4 – approval of the Company’s Second Amended and Restated 2018 Equity Incentive Plan;
v.
Item 5 – an amendment of the Company’s Restated Certificate of Incorporation to eliminate the supermajority voting provisions;
vi.
Item 6 – an amendment of the Company’s Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation;
vii.
Item 7 – the Board of Directors’ proposal regarding an amendment of the Company’s Restated Certificate of Incorporation to create a stockholder right to call for a special stockholder meeting;
viii.
Item 8 – an amendment of the Company’s Restated Certificate of Incorporation to make certain administrative and clarifying changes;
ix.
Item 9 – approval of the Company’s Tax Benefits Preservation Plan;
x.
Item 10 – ratification of the approval of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
xi.
Item 11 – stockholder proposal regarding the right of stockholders to call a special stockholders’ meeting.

The matters listed above are described in detail in the Proxy Statement.

Item 1 - Election of Directors – the nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes For	Votes Withheld	Broker Non-Votes
Mark E. Baldwin	77,856,181	2,489,078	15,633,178
Thomas R. Bates, Jr.	76,817,951	3,527,308	15,633,178
Christian A. Garcia	78,203,504	2,141,755	15,633,178
John F. Glick	78,319,346	2,025,913	15,633,178
Gina A. Luna	72,688,774	7,656,485	15,633,178
Sharon B. McGee	77,814,921	2,530,338	15,633,178
Brady M. Murphy	78,643,857	1,701,402	15,633,178
Shawn D. Williams	77,857,067	2,488,192	15,633,178

Item 2 – Advisory Vote to Approve the Compensation of Named Executive Officers – the stockholders approved, on a non-binding basis, compensation of the named executive officers as described in the Proxy Statement with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
75,953,674	4,020,894	370,691	15,633,178

Item 3 – Advisory Vote to Approve the Frequency of Future advisory votes on Executive Compensation – the stockholders approved, on a non-binding basis, an annual vote on executive compensation with the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
76,390,395	456,632	3,466,700	31,532	15,633,178

The Board supports the advisory resolution, and will include a vote on executive compensation every year until the next non-binding advisory vote on the frequency of future executive compensation votes.

Item 4 – Approval of the Company’s Second Amended and Restated 2018 Equity Incentive Plan – the stockholders approved the Amended Plan with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
74,488,366	5,415,093	441,800	15,633,178

Item 5 – Amendment of Restated Certificate of Incorporation to eliminate the supermajority voting provisions – the stockholders approved the amendment with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
79,802,077	411,270	131,912	15,633,178

Item 6 – Amendment of Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation – the stockholders approved the amendment with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
67,260,414	12,649,038	435,807	15,633,178

Item 7 – Board of Directors’ Proposal to amend the Restated Certificate of Incorporation to create a stockholder right to call for a special stockholder meeting – the stockholders approved the amendment with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
76,682,667	1,175,199	2,487,393	15,633,178

Item 8 – Amendment of Restated Certificate of Incorporation to reflect certain administrative and clarifying changes – the stockholders approved the amendment with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
95,611,103	183,321	184,013	0

Item 9 – Ratification of the Tax Benefits Preservation Plan – the stockholders approved the Tax Benefits Preservation Plan with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
72,522,811	7,436,754	385,694	15,633,178

Item 10 – Ratification of Auditors – the stockholders approved the appointment of Grant Thornton LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2023. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained
95,780,699	151,739	45,999

Item 11 – Stockholder Proposal – stockholder right to call for a special stockholder meeting – the stockholders did not approve the stockholder proposal regarding the right to call a special stockholder meeting. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
35,247,920	45,004,993	92,346	15,633,178

Item 8.01 Other Events.

Following the Annual Meeting, John F. Glick was reappointed as Chairman of the Board. In addition, following the Annual Meeting the committees of the Board were reconstituted as follows:

Audit Committee:

Mark E. Baldwin, Chairman

Christian A. Garcia

Gina A. Luna

Shawn D. Williams

Human Capital Management and Compensation Committee:

Thomas R. Bates, Jr., Chairman

Sharon B. McGee

Shawn D. Williams

Nominating, Governance and Sustainability Committee:

Gina A. Luna, Chairman

Christian A. Garcia

Sharon B. McGee

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

3.1	Amended and Restated Certificate of Incorporation of TETRA Technologies, Inc.
3.2	Second Amended and Restated Bylaws of TETRA Technologies, Inc.
10.1	TETRA Technologies, Inc. Second Amended and Restated 2018 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

Date:	May 25, 2023	By:	/s/ Brady M. Murphy
Brady M. Murphy, President and Chief Executive Officer